Exhibit 10.2

AMENDMENT TO LOAN SALE AGREEMENT

THIS AMENDMENT TO LOAN SALE AGREEMENT (this “Amendment”) is entered into as of August 23, 2010, by and between BANK OF AMERICA, N.A., AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION AS TRUSTEE FOR THE REGISTERED HOLDERS OF GMAC COMMERCIAL MORTGAGE SECURITIES, INC., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-C3 (“Seller”), and RESOURCE REAL ESTATE OPPORTUNITY OP, LP, a Delaware limited partnership (“Purchaser”).

R E C I T A L S

A.           Seller and Purchaser have entered into that certain Loan Sale Agreement dated as of July 30, 2010 (the “Agreement”), for the sale of that certain Loan as defined in the Agreement.

B.           Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing, the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.           Section 1.16.  Section 1.16 of the Agreement is hereby amended to fill in the blank with the date “____________.”

2.           Section 3.7.  Section 3.7 of the Agreement is hereby amended to replace the date August 23, 2010 with the date “August 26, 10.”

3.           Exhibit D.  Exhibit D to the Agreement which was left blank is now replace with the Exhibit D attached hereto.

4.           Effect of Modification.  The Agreement continues in full force and effect, unmodified except as expressly modified by the provisions hereof.

5.           Counterparts; Facsimiles and Electronic Mail.  This Amendment may be executed and delivered in any number of counterparts and by facsimile or electronic mail, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Seller and Purchaser have each executed and delivered this Amendment as of the date first above written.

SELLER:

Bank of America, N.A. as successor by merger to LaSalle Bank National Association as Trustee for the Registered Holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C3

By:	CWCapital Asset Management LLC, a Massachusetts limited liability company, solely in its capacity as Special Servicer

By:           /s/ Thomas Dwyer
Name:      Thomas Dwyer
Title:        __________________________

PURCHASER:

Resource Real Estate Opportunity OP, LP,
a Delaware limited partnership

By:           Resource Real Estate Opportunity
REIT, Inc., its general partner

By:           /s/ Shelle Weisbaum
Name:      Shelle Weisbaum
Title:        CLO